UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2015

ACCURAY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace
Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 19, 2015, the Company’s Board of Directors (the “Board”) approved the amendment and restatement of the Company’s Amended and Restated Bylaws (the “Bylaws” and, as amended, the “Amended Bylaws”).

The Bylaws were amended and restated to provide the following, among other things:

(a) With respect to proposals and director nominations brought before a meeting by stockholders:

If the Company’s annual meeting is called for a date that is more than 25 days (rather than 30 days) before or after the first anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, then advance notice of stockholder proposals and director nominations must be given to the Company no later than the close of business on the 10th day following the day on which notice of the date of the meeting is publicly announced (rather than the later of such day and the 120th day before the annual meeting).

A stockholder who wishes to bring a proposal or nominate a director at a meeting, and the beneficial owner, if any, on whose behalf a proposal or nomination is made (each, a “Party”) must disclose specified information regarding ownership and derivative positions. With respect to director nominations, the nominating stockholder must disclose (1) the ownership and derivative information for each of its nominees, (2) any arrangements between a nominee and the Party, including pursuant to which the nomination is being made and (3) any other information as the Company may reasonably require to determine the eligibility of the nominee to serve as a director.  A nominating stockholder’s notice must also represent that (w) the nominee will not enter into an agreement to vote in a particular manner if elected, (x) the nominee will disclose whether he or she has entered into an agreement to receive direct or indirect compensation for service as a director, (y) the nominee, if elected, will act in compliance with the Company’s confidentiality and corporate governance polices, and (z) the nominee will consent to being named in any proxy statement or other related filing of the Company.

The Amended Bylaws also require a nominating or proposing stockholder’s notice to include (1) disclosure of any material interest of the stockholder in the business proposed or the nomination and (2) inclusion of a representation as to whether the stockholder intends to appear in person or by proxy at the annual meeting to bring the proposed business or nomination before the meeting. If the proposing or nominating stockholder or a qualified representative of the stockholder does not appear at the annual meeting to present the proposed business or nomination, such business will not be transacted and such nomination will be disregarded.

Finally, the Amended Bylaws provide that a stockholder must update and supplement the information provided in the stockholder’s notice so that the information is true and correct as of the record date for the meeting.

(b)                                 The Amended Bylaws clarify when an election is deemed to be contested.  The provision retains the standard that, in a contested election, directors will be elected by a plurality of the votes cast.

(c)                                  The Amended Bylaws provide a more detailed framework for the chairperson and secretary of any stockholder meeting, except to the extent inconsistent with rules adopted by the Board, to regulate the conduct of stockholder meetings.

(d)                                 The Company’s Certificate of Incorporation provides that directors may be removed (i) for cause by affirmative vote of a majority of the outstanding stock entitled to vote at an election of directors, and (ii) without cause by an affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the outstanding stock entitled to vote at an election of directors.  Notwithstanding that provision, the Company’s Bylaws had provided that the directors may only be removed for cause, purporting to be more restrictive.  The Amended Bylaws conforms the Bylaws to the Company’s Certificate of Incorporation to provide that, any director may be removed (i) for cause by affirmative vote of a majority of the outstanding stock entitled to vote at an election of directors, and (ii) without cause by an affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the outstanding stock entitled to vote at an election of directors.

(e)                                  The Amended Bylaws provide that in certain cases where a communication is required, notice by electronic means shall be sufficient to fulfill the requirement.

(f)                                   The Amended Bylaws set forth procedural matters relating to contracts or transactions involving interested directors consistent with applicable law.

(g)                                  Finally, the Amended Bylaws include a new Article X, which reads in its entirety as follows:

ARTICLE X

FORUM FOR ADJUDICATION OF DISPUTES

Unless the corporation consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, stockholder, employee or agent of the corporation to the corporation or the corporation’s stockholders, (iii) any action asserting a claim against the corporation or any director, officer, stockholder, employee or agent of the corporation arising out of or relating to any provision of the DGCL or the corporation’s certificate of incorporation or these bylaws, or (iv) any action asserting a claim against the corporation or any director, officer, stockholder, employee or agent of the corporation governed by the internal affairs doctrine of the State of Delaware; provided, however, that, in the event that the Court of Chancery of the State of Delaware lacks subject matter jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware, in each such case, unless the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. Failure to enforce the foregoing provisions would cause the corporation irreparable harm and the corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions.  Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Article X.  If any action the subject matter of which is within the scope of this Article X is filed in a court other than the Court of Chancery of the State of Delaware (or any other state or federal court located within the State of Delaware, as applicable) (a “Foreign Action”) by or in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware (or such other state or federal court located within the State of Delaware, as applicable) in connection with any action brought in any such court to enforce this Article X and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.  The existence of any prior Alternative Forum Consent shall not act as a waiver of the corporation’s ongoing consent right as set forth above in this Article X with respect to any current or future actions or claims.

The foregoing is a summary description of the amendments to the Bylaws which does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description
3.1	Amended and Restated Bylaws of the Registrant, dated March 19, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: March 23, 2015	By:	/s/ Alaleh Nouri
Alaleh Nouri
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Number	Description
3.1	Amended and Restated Bylaws of the Registrant, dated March 19, 2015